Exhibit  32.2



                    Certification of Chief Financial Officer

                            CERTIFICATION PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)



         In connection with the Quarterly Report of DGSE Companies, Inc. (the "Company") on Form 10-QSB for the Period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 12, 2004                    By  /s/ John Benson
                                            ------------------------------------
                                            John Benson, Chief Financial Officer
                                            and Director